UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 25, 2025

Corebridge Financial, Inc.
(Exact name of registrant as specified in its charter)

Delaware		001-41504	95-4715639
(State or Other Jurisdiction of Incorporation)		(Commission File Number)	(IRS Employer Identification No.)

2919 Allen Parkway, Woodson Tower,
Houston,	Texas		77019
(Address of Principal Executive Offices)			(Zip Code)
Registrant’s telephone number, including area code: 1-877-375-2422

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CRBG	New York Stock Exchange
6.375% Junior Subordinated Notes	CRBD	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.
On June 25, 2025, subsidiaries of Corebridge Financial, Inc., a Delaware corporation (the “Company”), American General Life Insurance Company, a Texas-domiciled insurance company (“AGL”), and The United States Life Insurance Company in the City of New York, a New York-domiciled insurance company (“USL” and, together with AGL, the “Ceding Companies” and each, a “Ceding Company”), entered into a Master Transaction Agreement (the “Agreement”) with Corporate Solutions Life Reinsurance Company, an Iowa-domiciled insurance company (“Reinsurer”), pursuant to which, among other things, subject to the terms and conditions thereof, at the applicable closing of the transactions contemplated thereby, (i) AGL and the Reinsurer will enter into a coinsurance and modified coinsurance agreement (the “Texas Reinsurance Agreement”), (ii) USL and Reinsurer will enter into a coinsurance and modified coinsurance agreement (the “New York Reinsurance Agreement”, and together with the Texas Reinsurance Agreement, the “Reinsurance Agreements” and each, a “Reinsurance Agreement”), pursuant to which the applicable Ceding Company will cede to Reinsurer, and Reinsurer will reinsure, on a combined coinsurance (with respect to general account assets) and modified coinsurance (with respect to separate account assets) basis, 100% of the applicable reinsured liabilities with respect to (x) certain in-force individual retirement variable annuity contracts issued prior to the effective time of the Reinsurance Agreements, and (y) only with respect to AGL, certain new individual retirement variable annuity contracts issued after the effective time of the Reinsurance Agreement, in each case, as identified and described in the Reinsurance Agreements, and (iii) Venerable Holdings, Inc., a Delaware corporation (“Venerable”), and, solely for limited purposes, VA Capital Company LLC, a Delaware limited liability company, and the applicable Ceding Company will enter into a guarantee. In addition, AGL agreed to sell all of the outstanding membership interests in SunAmerica Asset Management, LLC, an indirect wholly-owned subsidiary of the Company (“SAAMCo”), to Venerable or one of its affiliates subject to customary terms and conditions.
Reinsurer will deposit assets supporting the general account liabilities relating to the Reinsured Contracts into separate trust accounts for the benefit of each Ceding Company, which assets will secure its obligations to each Ceding Company under the applicable Reinsurance Agreement. In addition, the investment of assets in each trust account will be subject to investment guidelines and certain capital adequacy related triggers will require enhanced funding. The Reinsurance Agreements also contain additional counterparty risk management and mitigation provisions.
The Agreement contains customary representations and warranties as well as covenants by each of the parties. The representations and warranties in the Agreement are the product of negotiation among the parties to the Agreement and are for the sole benefit of such parties. Any inaccuracies of such representations and warranties are subject to waiver by such parties in accordance with the Agreement without notice or liability to any other person. In some instances, the representations and warranties in the Agreement may represent an allocation among the parties of risk associated with particular matters, and the assertions embodied in those representations and warranties are qualified by information disclosed by one party to the other in connection with the execution of the Agreement. Consequently, persons other than the parties to the Agreement may not rely upon the representations and warranties in the Agreement as characterizations of actual facts or circumstances as of the date of the Agreement or as of any other date. Each of the Ceding Companies and Reinsurer has agreed to indemnify the other party and their respective affiliates with respect to certain losses arising out of or resulting from breaches of its representations, warranties and covenants, as well as for certain other matters.
The closings with respect to the Texas Reinsurance Agreement and the New York Reinsurance Agreement are bifurcated. The closing with respect to the Texas Reinsurance Agreement is expected to occur in the third quarter of 2025 and the closings with respect to the New York Reinsurance Agreement and the sale of SAAMCo are expected to occur in the fourth quarter of 2025. The consummation of the closings under the Agreement are subject to the satisfaction or waiver of customary closing conditions specified in the Agreement, including, among other things, (i) only with respect to the New York Reinsurance Agreement, the receipt of required regulatory approvals, without imposing a burdensome condition, (ii) with respect to the sale of SAAMCo, the approval of FINRA, and (iii) absence of a material adverse effect on Reinsurer (in the case of the Ceding Companies) or the Reinsured Contracts (in the case of Reinsurer), subject to certain exceptions and qualifications.

The total transaction value is estimated at $2.8 billion, consisting of both ceding commission and capital release, and will generate an estimated $2.1 billion of net distributable proceeds after-tax for the Company.

Item 7.01	Regulation FD Disclosure.
On June 26, 2025, the Company issued a press release announcing entry into the Agreement and the transactions contemplated thereby. Additional details about this transaction can be found in such press release issued by the Company on June 26, 2025 and furnished as Exhibit 99.1 to this Form 8-K. The Company will also host a conference call at 8:30 a.m. ET on June 26, 2025 to discuss the transaction. The conference call webcast, along with a presentation with additional information on the transaction, will be accessible on the Company’s investor relations website at https://investors.corebridgefinancial.com, with such presentation furnished as Exhibit 99.2 to this Form 8-K.
As provided in General Instruction B.2 of this Form 8-K, the information and exhibits provided pursuant to this Item 7.01 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall they be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description of Exhibit
99.1	Press release of Corebridge Financial, Inc., dated June 26, 2025 (furnished herewith and not filed).
99.2	Investor presentation, dated June 26, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).
Safe Harbor
This Form 8-K may include statements, which, to the extent they are not statements of historical or present fact, constitute “forward looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by the use of terms such as “believes,” “expects,” “may,” “will,” “shall,” “should,” “would,” “could,” “seeks,” “aims,” “projects,” “is optimistic,” “intends,” “targets,” “plans,” “estimates,” “anticipates” or other comparable terms. Forward-looking statements include, without limitation, all matters that are not historical facts. They appear in a number of places throughout this Form 8-K and include, without limitation, statements regarding our intentions, beliefs, assumptions or current plans and expectations concerning, among other things, financial position and future financial condition; results of operations; expected operating and non-operating relationships; ability to meet debt service obligations and financing plans; product sales; distribution channels; retention of business; investment yields and spreads; investment portfolio and ability to manage asset-liability cash flows; financial goals and targets; prospects; growth strategies or expectations; laws and regulations; customer retention; the outcome (by judgment or settlement) and costs of legal, administrative or regulatory proceedings, investigations or inspections, including, without limitation, collective, representative or class action litigation; geopolitical events, including the ongoing armed conflicts between Ukraine and Russia and in the Middle East; and the impact of prevailing capital markets and economic conditions.
Forward-looking statements are subject to known and unknown risks and uncertainties, many of which may be beyond our control. We caution you that forward looking statements are not guarantees of future performance or outcomes and that actual performance and outcomes, including, without limitation, our actual results of operations, financial condition, liquidity and cash flows, and the development of the markets in which we operate, may differ materially from those made in or suggested by the forward-looking statements contained in this Form 8-K. In addition, even if our results of operations, financial condition, liquidity and cash flows, and the development of the markets in which we operate, are consistent with the forward-looking statements contained in this Form 8-K, those results or developments may not be indicative of results or developments in subsequent periods. A number of important factors, including, without limitation, the risks and uncertainties discussed in “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Report

on Form 10-K for the year ended December 31, 2024 (the “2024 Form 10-K”) and the Report on Form 10-Q for the three months ended March 31, 2025 (the “Q1 Form 10-Q”) could cause actual results and outcomes to differ materially from those reflected in the forward-looking statements.
Other risks, uncertainties and factors, including those discussed in “Risk Factors” in the 2024 Form 10-K and the Q1 Form 10-Q could cause our actual results to differ materially from those projected in any forward-looking statements we make. You should read carefully the factors described in “Risk Factors” in the 2024 Form 10-K and Q1 Form 10-Q to better understand the risks and uncertainties inherent in our business and underlying any forward-looking statements.
You should read this Form 8-K completely and with the understanding that actual future results may be materially different from expectations. All forward looking statements made in this Form 8-K are qualified by these cautionary statements. These forward-looking statements are made only as of the date of this Form 8-K, and we do not undertake any obligation to update or revise any forward-looking statements to reflect the occurrence of events, unanticipated or otherwise, other than as may be required by law.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Corebridge Financial, Inc.

Date:	June 26, 2025	By:	/s/ Polly N. Klane
			Name:	Polly N. Klane
			Title:	Executive Vice President and General Counsel